American Century Quantitative Equity Funds, Inc. Prospectus Supplement Small Company Fund
Supplement dated March 8, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the entry for the A Class in the Annual Total Returns table on page 4.

For the calendar year ended December 31, 2009	1 year	5 years	10 years	Since Inception	Inception Date
A Class(1) Return Before Taxes	13.22%	-5.77%	—	3.42%	09/07/2000

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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